UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 7, 2018

Unimin Corporation

(Exact name of registrant as specified in its charter)

Delaware		13-2656671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

258 Elm Street, New Canaan, Connecticut	06840
(Address of principal executive offices)	(Zip Code)

Telephone: (203) 966-8880

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

In connection with the proposed business combination (the “merger”) between Unimin Corporation (the “Company”) and Fairmount Santrol Holdings Inc. (“Fairmount Santrol”), contemplated by the Agreement and Plan of Merger, dated as of December 11, 2018, by and among the Company, Fairmount Santrol, SCR-Sibelco NV, a privately-owned Belgian company, Bison Merger Sub, Inc. and Bison Merger Sub I, LLC, on May 7, 2018, the Company and Fairmount Santrol issued a joint press release announcing the new name of the Company and the composition of its board of directors upon the closing of the merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Current Report on Form 8-K contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those anticipated or implied in forward looking statements are described in the registration statement on Form S-4 filed by Unimin under “Risk Factors,” and in Fairmount Santrol’s Form 10-K under the heading “Cautionary Statement Regarding Forward-Looking Information”, as well as the information included in Fairmount Santrol’s Current Reports on Form 8-K and other factors that are set forth in management’s discussion and analysis of Fairmount Santrol’s most recently filed reports with the Securities and Exchange Commission (the “SEC”). Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the merger not being timely completed, if completed at all; if the merger is completed, the impact of any undertakings required by the parties in order to obtain regulatory approvals; prior to the completion of the merger, Unimin’s and/or Fairmount Santrol’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; the industry may be subject to future regulatory or legislative actions that could adversely affect Unimin’s and/or Fairmount Santrol’s respective businesses; and the parties being unable to successfully implement integration strategies. While Unimin and/or Fairmount Santrol may elect to update forward-looking statements at some point in the future, Unimin and Fairmount Santrol specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Additional Information

FAIRMOUNT SANTROL STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT, DATED APRIL 26, 2018, FOR THE SPECIAL MEETING OF FAIRMOUNT SANTROL STOCKHOLDERS SCHEDULED TO BE HELD ON MAY 25, 2018 AS FILED WITH THE SEC ON SCHEDULE 14A AND THE UNIMIN REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement/prospectus will be mailed to stockholders of Fairmount Santrol. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Fairmount Santrol at its website, www.Fairmount Santrol.com, or by contacting Indrani Egleston at 440-214-3219 or Matthew Schlarb at 440-214-3284.

Participants in Solicitation

Fairmount Santrol and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Fairmount Santrol’s participants is set forth in the proxy statement, dated April 6, 2017, for Fairmount Santrol’s 2017 Annual Meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the merger is included in the registration statement and proxy statement/prospectus and other relevant materials filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated as of May 7, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated as of May 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unimin Corporation

Dated: May 7, 2018	By:	/s/ Campbell J. Jones
Name: Campbell J. Jones
Title: President and Chief Executive Officer